UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 2, 2011

TECHNEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27023	88-0357272
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

10411 Motor City Drive, Suite 650, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 767-2810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

Issuance of Additional Shares of Series E 5% Convertible Preferred Stock in the Bridge Financing

On June 2, 2011, Technest Holdings, Inc. (“Technest”) issued 75 shares (the “Third Tranche Shares”) of its Series E 5% Convertible Preferred Stock, with a stated value of $1,000 per share (the “Series E Preferred”), for the purchase price of $75,000 to Southridge Partners II, L.P. (“Southridge”) pursuant to the Securities Purchase Agreement (the “Bridge Financing Agreement”) dated January 11, 2011, by and between Technest and Southridge.  As previously reported on Technest’s Current Reports on Form 8-K filed on January 14, 2011, March 10, 2011 and April 21, 2011, Technest has already issued 225 shares of Series E Preferred Stock pursuant to the Bridge Financing Agreement.  With the issuance of the Third Tranche Shares, Technest has issued to Southridge an aggregate of 300 shares of Series E Preferred, for a purchase price of $300,000 in the aggregate (the “Bridge Financing”).

As set forth in the Series E 5% Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on February 28, 2011 (the “Certificate of Designation”), the Series E Preferred is convertible into shares of Technest’s common stock at any time at the option of the holder thereof.  The number of shares of Technest’s common stock into which one share of Series E Preferred is convertible is determined by dividing $1,000 (the stated value) by $0.0444169850 per share.  Accordingly, the 300 shares of Series E Preferred issuable to Southridge will be convertible into 6,754,173 shares of Technest common stock.  The holders of Series E Preferred are entitled to receive cumulative dividends on the Series E Preferred at the rate per share (as a percentage of the stated value per share) equal to five percent (5%) per annum payable in cash.

The issuance and sale of the securities in the Bridge Financing was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The foregoing summary of the Bridge Financing does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Financing Agreement, a copy of which is filed as Exhibit 10.1 to Technest’s Current Report on Form 8-K filed on January 14, 2011 and the Certificate of Designation, a copy of which is filed as Exhibit 4.1 to Technest’s Current Report on Form 8-K on January 14, 2011, each of which are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Series E 5% Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on February 28, 2011		8-K	January 14, 2011	4.1
10.1	Securities Purchase Agreement, dated as of January 11, 2011, by and between Technest and Southridge Partners II, LP		8-K	January 14, 2011	10.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technest Holdings, Inc.

By:	/s/ Shekhar G. Wadekar
Shekhar G. Wadekar
Chief Executive Officer

DATE:    June 3, 2011

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.

4.1	Series E 5% Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on February 28, 2011		8-K	January 14, 2011	4.1
10.1	Securities Purchase Agreement, dated as of January 11, 2011, by and between Technest and Southridge Partners II, LP		8-K	January 14, 2011	10.1